Exhibit 10.19
                                                                    Sub-ITEM (a)

                                                                     Page 1 of 8

                                COMMERCIAL LEASE

      Agreement of Lease, made as of this 1st day of May, 2000, by and between S J LIMITED PARTNERSHIP, ("Landlord"), and SOUTHWEST STAINLESS, L.P. ("Tenant").

      A. Landlord and Tenant desire to hereby enter into a Commercial Lease for the demised premises described therein as 7311 Galveston Rd. #800, Houston, TX. ("Leased Premises") including a 12,500-sq. ft. tilt wall concrete building with 5500 sq. ft. concrete outside storage.

NOW THEREFORE, in consideration of the mutual covenants contained in the lease and herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

      1. The Landlord leases to the Tenant the Leased Premises for the term of ten (10) years from the first day of May, 2000 to the thirtieth
            (30th) day of April, 2010, at an annual rental of Ninety-Three Thousand Six Hundred and no/100 Dollars ($93,600.00), payable at the office of the Landlord in equal monthly installments of Seven Thousand Eight Hundred and no/100 Dollars ($7800.00), in advance, on the first of each month, the first payment to be made on the 1st day of May, 2000; With an annual increase by amount equal to % increase in CPI-U, in no event more than 3%.

      a.) Provided it is not then in default under the Lease. Tenant may extend the term up to three (3) times for one (1) year per extension by written notice of its election to do so given to Landlord at least ninety (90) days prior to the current expiration date. The extended term will be on all of the terms and conditions of this Lease.

      2.    The Tenant agrees:

            (a) That it will pay the said rent at the times and in the manner aforesaid.

            (b) That it will during the said term insure and keep insured the said building from loss or damage by fire in at least the sum of $450,000.00 by insurance companies of recognized responsibility licensed to do business in this state, and that it will pay all the premiums necessary for those purposes within ten (10) days after the same shall become due and will promptly deliver to the Landlord the policies of insurance and the receipts from such premiums: Provided, that if the Tenant shall at any time fail to insure or keep insured as aforesaid, the Landlord may do all things necessary to effect or maintain such insurance, and any reasonable moneys expended by it for that purpose shall be payable by the Tenant on demand, may be recovered as rent in arrears. Any policies obtained by Tenant will name Landlord as an additional named insured.

            (c) That it will keep all and singular the said building and premises, including the plumbing in such repair as the same are at the commencement of the said term or may be put in during the continuance thereof, reasonable wear and tear and damage by fire or other unavoidable casualty only excepted, and will promptly replace all glass thereof broken during the said term by other of the same size and quality. It is


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                                                                     Page 2 of 8


                  the intent of the parties that Tenant will only be required to make repairs or replacements which are not structural in nature.

            (d) That it will not injure, or deface or suffer to be injured or defaced the premises or any part thereof.

            (e) Tenant agrees to indemnify and save harmless Landlord and its parents, subsidiaries, affiliates, directors, officers, employees, servants, attorneys and representatives from any and all claims of action, damages, fines, judgments, penalties, cost (including environmental clean-up costs and response costs), liabilities, expenses or losses (including without limitation, reasonable attorney's fees and expenses of litigation) arising during or after the Term: (a) as a result of any violation by Tenant of any applicable federal, state of local environmental laws of regulations, as now or hereinafter in effect, regulating, relating to or imposing liability or imposing standards of conduct concerning any Hazardous Materials; or (b) as a result of the presence, disturbance, discharge, release, removal or cleanup of Hazardous Materials or as a result of environmental contamination or other similar conditions which existed after commencement of the Term and which was caused by or brought onto the Premises by Tenant or Tenant's agents, contractors, employees, licensees and invitees; or (c) as a result of any violation by Tenant of the accessibility or path of travel requirements imposed by ADA; or (d) as a result of any of Tenant's representations and warranties being untrue. These indemnities will survive the expiration, cancellation or termination of the Lease; provided, however, that Tenant will not be liable for the acts of any other tenants of said property.

            (f) That it will use the premises for storage, distribution and sale of any and all products sold by the Tenant or for any other lawful purpose. Tenant will not make or suffer any unlawful, improper, or offensive use of the premises, or any use or occupancy thereof contrary to any law of the state or any ordinance of the said city now or hereafter made, or which shall be injurious to any person or property, or which shall be liable to endanger or affect any insurance on the said building or to increase the premium thereof.

            (g) That it will not assign, underlet, or part with the possession of the whole or any part of the premises without first obtaining the written consent of the Landlord. Provided however, Tenant may (a) sublet all or part of the Premises to any corporation, the majority of whose shares are owned by Tenant, during the period of such majority ownership only or
                  (b) assign this Lease to any corporation which owns more than fifty percent (50%) of Tenant's issued and outstanding shares, or which succeeds to the entire business of Tenant through purchase, merger, consolidated or reorganization, or to any affiliate sharing common majority ownership with the Tenant. Subtenants or assignees will become liable directly to Landlord for all obligations of Tenant hereunder, without relieving Tenant's liability.

            (h) That the Landlord at all reasonable times may, with not less than 24 hour notice to tenant, enter to view the premises and to make repairs which the Landlord may see fit to make, or to show the premises to person who may wish to lease.

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                                                                     Page 3 of 8

            (i) That at the expiration of the said term it will peaceably yield up to the Landlord the premises and all erections and additions made upon the same, in good repair in all respect, reasonable use and wear and damage by fire and other unavoidable casualties excepted, as the same now are or may be put in by the Landlord. Provided however, Tenant may (if not in default hereunder) prior to the expiration of this Lease, or any extension thereof, remove all personal property, fixtures and equipment which Tenant has placed in the Premises, provided that during such removal Tenant will make all reasonable repairs necessary to return the Premises to its original condition, reasonable wear and tear excepted.


            (j) That all property of any kind that may be on the premises during the continuance of this lease shall be at the sole risk of the Tenant, and that the Landlord shall not be liable to the Tenant or any other person for any injury, loss, or damage to property or to any person on the premises unless caused by the negligence or willful neglect of the Landlord.

            (k) That no assent, express or implied, by the Landlord to any bleach of any of the Tenant's covenants, shall be deemed to be a waiver of any succeeding breach of the same covenant.

            (l) That Tenant agrees to accept possession of the demised premises in their present condition.

      3. The Landlord covenants that the Tenant shall peaceably hold and enjoy the premises.

      4. If the Tenant shall fail to pay rent reserved hereunder or any part thereof after Fifteen (15) days' written notice of same, or shall default in the performance of any other covenant or condition of this lease after thirty (30) days' written notice of same, the Landlord, by its agents and servants, may immediately, or at any time thereafter, re-enter the demised premises, either by summary proceedings or by any suitable action or proceeding at law, without being liable to indictment, prosecution or damage therefor, and the Tenant, shall remain liable to the Landlord for the deficiency, if any, between Tenant's rent hereunder and the price obtained by Landlord on re-letting, and also in case of any such re-entry the Tenant shall pay to the Landlord on demand, as additional damages, all legal and other expenses incurred in removing the Tenant, the commissions for re-letting the demised premises and collecting rent, the cost of redecorating, refinishing, and repairing the demised premises and such other expenses as the Landlord may incur in connection therewith. Upon any such re-entry, the Landlord, at its option, may re-let the demised premises or any part or parts thereof, for the remainder of the demised terms or any part or parts thereof, or for a period extending beyond the date for the expiration of this lease and receive the rents therefor; and the rents collected for the balance of the agreed term of the Tenant on any such re-letting may be applied to pay any of the aforesaid items of "additional damages" remaining unpaid and to the fulfillment and performance of the other covenants of the Tenant hereunder, and the net avails thereof shall be applied by the Landlord on account of any rent unpaid by the Tenant for the remainder of the demised term; but the Tenant, however, shall pay to the Landlord upon each such rent days the amount of any and all deficiencies then existing. In any case, Landlord will use best efforts to mitigate Tenant's damages. No

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                                                                     Page 4 of 8

            termination of this Lease prior to the normal ending thereof, by lapse of time or otherwise, will affect Landlord's right to collect rent for the period prior to the termination thereof. Pursuit of any of the foregoing remedies will not preclude pursuit of any other remedies provided by law.

      5. In case the premised or any part thereof shall at any time during the said term be destroyed or damaged by fire or other unavoidable casualty so as to be unfit for occupancy and use, and so that the premises cannot be rebuilt or restored by the Landlord within ninety
            (90) days thereafter, then this lease shall terminate; but if the premises can be rebuilt or restored within ninety (90) days, the Landlord will at its own expense and with due diligence so rebuild or restore the premises, and a just and proportionate part of the rents hereby reserved shall be paid by the Tenant until the premises shall have been so rebuilt or restored.

      6. In the event the whole or a substantial part of the premises shall be taken by the city or state or other public authority for any public use, then this lease shall terminate from the time when possession of the whole or of the part so taken shall be required for such public use, and the rents, properly apportioned, shall be paid up to the time. Provided, however, such termination will be without prejudice to the rights of either Landlord or Tenant to recover compensation and damage caused by condemnation from the condemnor. If is further understood and agreed that neither Tenant nor Landlord will have any rights in any award made to the other by any condemnation authority.

      7. The agreements, conditions, covenants and terms herein contained shall in every case, apply to, be binding upon and inure to the benefit of the respective parties hereto, their heirs, executors, administrators, successors and assigns, with the same force and effect, as if specifically mentioned in each instance where a party hereto is named, provided, however, that no assignment or under-letting by Tenant in violation of the provisions of this lease, shall vest in any such assignee or under-tenant any right or title in or to the leasehold estate hereby created.

      8. Tenant hereby especially covenants and agrees that this lease shall be subject and subordinate to any mortgage or mortgages now on the demised premises. Provided, however, as a condition to such subordination, Landlord must secure from each mortgagee a nondisturbance agreement acceptable to Tenant providing that in the event of a foreclosure, the mortgagee will recognize the validity of this Lease and, provided that Tenant is not in default, will not disturb tenant's possession or its rights under this lease.

            9. Any notice to be given under the terms of this lease by either party to the other party shall be in writing, and may be effected by personal delivery or sent by registered or certified mail, return receipt requested, postage prepaid, to the respective parties at the following addresses:

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                                                                     Page 5 of 8


                Landlord: S J Limited Partnership
                          7311 Galveston Rd, #710
                          Houston TX 77034

                Tenant:   Southwest Stainless, L.P.
                          20 North Orange Ave., Suite 200
                          Orlando, Florida 32801
                          Attn: Mark Scimeca, Esquire, Associate General Counsel
                          Phone: (407) 841-4755; Fax: (407) 649-3018

      10. This lease shall be construed and enforced in accordance with the laws of the State of Texas.

      11. As used in this lease, whenever the context so indicates, the gender of all words shall include the masculine, feminine and neuter and the number of all words include the singular and plural.

      12. This lease, including any exhibits hereto, constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings of the parties in connection therewith. No covenants, representations or conditions not expressed in this lease shall be binding upon the parties or shall affect or be effective to interpret, change or restrict the provisions of this Agreement.

      13. No modification, cancellation or surrender of this lease shall be effective unless in writing signed by the Landlord and Tenant by their duly authorized officers.

      14. If any provision of this lease is or may be held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions shall nevertheless survive and continue in full force and effect without being impaired or invalidated in any way.

      15. Landlord warrants as of the commencement date of this Lease that the Premises are structurally sound and that all electrical, lighting, utility, fire safety, HVAC, and all operating systems are in good working condition and are not in need of repair.

      16. Tenant will have the right, at its expense, to undertake a Phase I and or Phase II Environmental Site Assessment or equivalent (the "Environmental Report") with respect to the Premises. In the event that the results of such Environmental Report are unsatisfactory to Tenant, in its sole discretion, then tenant will have the right, at any time within forty-five (45) days after commencement of the term of this Lease to terminate this Lease immediately upon written notice to Landlord.

      17. Landlord agrees to maintain and keep in good repair the roof, exterior wails, structural supports (Including foundations), exterior doors of any and all buildings located on the Premises, and all water or sewer pipes located underground or in the slab, sidewalks, parking lots, driveways and other vehicular access and maneuvering areas. Landlord will also be responsible for any repairs or replacements which are structural in nature, which are extraordinary or capital in nature, which will increase the value of the

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                                                                     Page 6 of 8


            Premises subsequent to the end of then term, and any other repairs not expressly delegated to Tenant in this Lease. Landlord will also promptly clean up and dispose of any Hazardous Materials found on, in or under any portion of the Premises, remediate the Premises to comply with any and all environmental laws applicable thereto, and pay for all clean up and disposal cost at no cost to Tenant, unless directly caused by Tenant, its employees, agents or contractors. Notwithstanding anything to the contrary set forth elsewhere in this Lease, in the event the installation of sprinkler and fire protection systems on Premises is required by applicable law, ordinances, regulations or governmental requirements for Tenant's current or future use of the Premises at any time during the term of this Lease or any renewals thereof, Landlord, at Landlord's sole expense and without materially interfering with Tenant's operations on the Premises, shall immediately install on the Premises, and subsequently maintain, repair, modify and replace as necessary to comply with applicable law, ordinances, regulations and governmental requirements, all such required sprinkler and fire protection systems.

      18. Landlord agrees to indemnify and save harmless Tenant and its parents, subsidiaries, affiliates, directors, officers, employees, agents, servants, attorneys and representatives from any and all claims, causes of action, damages, fines, judgments, penalties, costs (including environmental clean-ups costs and response costs), liabilities, expenses or losses (including without limitation, reasonable attorney's fees and expenses of litigation) arising during or after the Lease term: (a) as a result of any violation by Landlord or prior owners or occupants of the Premises of any applicable federal, state or local environmental laws or regulation, as now or hereinafter in effect, regulating, relating to or imposing liability or imposing standards of conduct concerning any Hazardous Materials; or (b) as a result of presence, disturbance, discharge, release, removal or cleanup of Hazardous Materials or as a result of environmental contamination or other similar conditions which existed prior to commencement of the Lease term; or (c) as a result of any violation of the accessibility or path of travel requirements imposed by ADA; or (d) as a result of any Landlord's representations and warranties being untrue. These indemnities will survive the expiration, cancellation or termination of the Lease.

      19. Landlord will pay all real property taxes which may be assessed by any lawful authority against the Premises. Amended to tenant responsibility 5/15/00.

      20. Should Landlord fail to perform any of its obligations hereunder, Landlord will have a period of thirty (30) days after its receipt of writing notice from Tenant of a failure of performance within which to commence a cure of that failure. Failure of Landlord to commence that cure within the 30-day period or to effect that cure within 30-day period will be an event of default under this Lease and Tenant may, at its option, elect to: (a) terminate this Lease upon thirty (30) days written notice to Landlord; (b) bring an action to require specific performance of Landlord's obligations; (c) provide Landlord with an additional period of time within which to effect that cure; (d) commence such cure itself, and Tenant may either, at its option, offset any expenses it incurs in effecting such cure against the rent and other charges due and payable by Tenant hereunder, or require that Landlord immediately reimburse Tenant for its expenses; provided, however, in the event of an emergency, Tenant may immediately effect a cure of Landlord's failure

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                                                                     Page 7 of 8


            should Landlord fail to act immediately to do so, without the requirements of any by Tenant to Landlord; and/or (e) pursue any other remedies provided herein or providing by law.

      21. Landlord warrants that Landlord owns the Premises in fee simple and has the right to enter into this Lease; that the Premises are free from liens and encumbrances except for utility easements and unviolated restrictive covenants which do not materially adversely affect Tenant's intended use of the Premises; that the Premises has legal, direct, pedestrian and vehicular access to and from and abuts one or more publicly dedicated roads; that the Premises are in compliance with all applicable laws, regulations and ordinances; that all computerized elements (defined to include all computer hardware and software and all equipment and systems containing or utilizing computer hardware and software) that are located within, operate within, benefit or serve all or any portion of either the Premises of any common areas appurtenant to or necessary to the normal use and operation of the Premises (the "Computerized Elements") are able to (a) accurately and properly recognize, manipulate and compare (in the normal functioning of such Computerized Elements) all dates, including without limitation the Year 2000 as a Leap Year and all dates thereafter, and (b) accurately and properly perform calculations and functions that rely on the ability to recognize, manipulate or compare such dates, and
            (c) operate in accordance with the specifications and manuals for such Computerized Elements (such Computerized Elements may include, by way of example and not limitation, elevators, security systems, access gates, utility systems, fire protection systems, telephone systems, lighting systems and HVAC systems); to the best of Landlord's knowledge, that past and current uses of the Premises comply with federal, state and local environmental laws and regulations; that Landlord has not received a citation from any regulatory agency for noncompliance with environmental laws; that, other than the following matters: NONE, Landlord has no knowledge of fuel storage tanks or of hazardous, toxic, dangerous, or carcinogenic materials, substances or contaminants, formaldehyde, polychlorinated biphenyls ("PCBs"), lead, lead dust, asbestos, asbestos containing materials (ACMs"), oil, gasoline, other petroleum products or byproducts, radon or other similar materials or substance (collectively "Hazardous Materials") on, in or under the Premises and has no knowledge of any contamination present on, in or under the Premises; and covenants that Tenant, provided it performs all of its obligations under this Lease, will peaceably and quietly enjoy the Premises during the Lease term without any disturbance from Landlord, anyone claiming by, through or under Landlord, or any other party, except as otherwise specifically provided in this Lease.

      22. If Tenant remains in possession of the Premises after expiration of the term hereof, with Landlord's acquiescence and without any express agreement of the parties, Tenant will be a tenant-at-will at the rental rate in effect at end of the Lease; and there will be no renewal of this Lease by operation of law. This Lease will not be recorded, but the parties agree to execute a Memorandum of this Lease for recording purposes which will set forth the commencement date, the term of the Lease and all extensions, a legal description of the location of the Premises and a description of Tenant's rights under this Lease including, without limitation, all rights of first refusal and options to purchase provided hereunder, if any. If Tenant records the Memorandum of Lease, Tenant agrees

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                                                                     Page 8 of 8

            to pay all recording fees and taxes required by reason of the recording of the Memorandum of Lease.

      2.3. Landlord and Tenant shall each indemnify, defend and save the other harmless from and against any broker commissions, or fees or claim for commissions or fees arising under the indemnifying party which indemnification will expressly survive the termination of this Lease.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to Commercial Lease to be executed effective the date first above written.

           WITNESSES:                      LANDLORD:

                                           "SJ LIMITED PARTNERSHIP"

           /s/ Stefanie Soboleski          By: /s/ David Jans
           ------------------------------     ---------------------------------

           Printed: Stefanie Soboleski     Printed: David Jans
                   ----------------------          ----------------------------

                                           Title: Partner
                                                 ------------------------------
           /s/ Jason Thrash
           -----------------------------
           Printed: Jason Thrash
                   ---------------------

           WITNESSES:                      "TENANT"

                                           SOUTHWEST STAINLESS L.P.

                                           By: Z & L ACQUISITION CORP., its
                                               General Partner

           /s/ Mark Scimeca                By: /s/ J. Stephen Zeph
           -----------------------------      ---------------------------------

           Printed: Mark Scimeca           Printed: J. Stephen Zeph
                   ---------------------           ----------------------------

                   /s/ Gloria Jean Smith   Title: Assistant Treasurer
                   ---------------------         ------------------------------

           Printed: Gloria Jean Smith
                   --------------------

                                                                   Exhibit 10.19
                                                                    Sub-ITEM (b)

                                                                     Page 1 of 9

                                COMMERCIAL LEASE

      Agreement of Lease, made as of this is 1st day of June 2000, by and between S J LIMITED PARTNERSHIP, ("Landlord"), and SOUTHWEST STAINLESS, L.P. ("Tenant").

      A. Landlord and Tenant desire to hereby enter into a Commercial Lease for the demised premises described therein as 7311 Galveston Rd. #510, Houston, TX. ("Leased Premises") including a 12,500-sq. ft. machine shop, of concrete tilt-wall construction, with 3000-sq. ft. of office and 19,000 sq. ft concreted outside storage.

      B.    The following list of machinery is included in this lease:
            1-42" Bullard vertical turret lathe - Serial no. 111651 1-24" Bullard vertical turret lathe - Serial no. 101749 1-20" Monarch horizontal lathe - Serial no. 35217
            2-12" Sharp horizontal lathes - Serial no. 4025 & K5069
            1- Acer milling machine - Serial no. 030011661
            1- Doall horizontal band saw - Serial no. 52799972
            1- Goff 4 ft. Rotoblaster - Serial no. 199-50-759

NOW THEREFORE, in consideration of the mutual covenants contained in the lease and herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

      1. The Landlord leases to the Tenant the Leased Premises for the term of seven (7) years and 11 months from the first day of June (1st) 2000 to April 30, 2010, at an annual rental of Ninety-Six Thousand Two Hundred Forty no/100 Dollars ($96,240.00), payable at the office of the Landlord in equal monthly installments of Eight Thousand Twenty and no/100 Dollars ($8,020.00), in advance, on the first of each month, the first payment to be made on the 1st day of June, 2002; With an annual increase by amount equal to % increase in CPI-U, in no event more than 3%.

      a.) Provided it is not then in default under the Lease, Tenant may extend the term up to three (3) times for one (1) year per extension by written notice of its election to do so given to Landlord at least ninety (90) days prior to the current expiration date. The extended term will be on all of the terms and conditions of this Lease.

      2.    The Tenant agrees:

            (a) That it will pay the said rent at the times and in the manner aforesaid.

            (b) That it will during the said term insure and keep insured the said building from loss or damage by fire in at least the sum of $450,000.00 by insurance companies of recognized responsibility, licensed to do business in this state, and that it will pay all the premiums necessary for those purposes within ten (10) days after the same shall become due and will promptly deliver to the Landlord the policies of insurance and the receipts from such premiums: Provided, that if the Tenant shall at any time fail to insure or keep insured as aforesaid, the Landlord may do all things necessary to effect or maintain such insurance, and any reasonable moneys expended by it for that purpose shall be payable by the Tenant on demand, may be recovered as rent

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                                                                     Page 2 of 9


                  in arrears. Any policies obtained by Tenant will name Landlord as an additional named insured.

            (c) That it will keep all and singular the said building and premises, including the plumbing in such repair as the same are at the commencement of the said term or may be put in during the continuance thereof, reasonable wear and tear and damage by fire or other unavoidable casualty only excepted, and will promptly replace all glass thereof broken during the said term by other of the same size and quality. It is the intent of the parties that Tenant will only be required to make repairs or replacements, which are not structural in nature.

            (d) That it will not injure, or deface or suffer to be injured or defaced the premises or any part thereof.

            (e) Tenant agrees to indemnify and save harmless Landlord and its parents, subsidiaries, affiliates, directors, officers, employees, servants, attorneys and representatives from any and all claims of action, damages, fines, judgments, penalties, cost (including environmental clean-up costs and response costs), liabilities, expenses or losses (including without limitation, reasonable attorney's fees and expenses of litigation) arising during or after the Term: (a) as a result of any violation by Tenant of any applicable federal, state of local environmental laws of regulations, as now or hereinafter in effect, regulating, relating to or imposing liability or imposing standards of conduct concerning any Hazardous Materials; or (b) as a result of the presence, disturbance, discharge, release, removal or cleanup of Hazardous Materials or as a result of environmental contamination or other similar conditions which existed after commencement of the Term and which was caused by or brought onto the Premises by Tenant or Tenant's agents, contractors, employees, licensees and invitees; or (c) as a result of any violation by Tenant of the accessibility or path of travel requirements imposed by ADA; or (d) as a result of any of Tenant's representations and warranties being untrue. These indemnities will survive the expiration, cancellation or termination of the Lease; provided, however, that Tenant will not be liable for the acts of any other tenants of said property.

            (f) That it will use the premises for storage, distribution and sale of any and all products sold by the Tenant or for any other lawful purpose. Tenant will not make or suffer any unlawful, improper, or offensive use of the premises, or any use or occupancy thereof contrary to any law of the state or any ordinance of the said city now or hereafter made, or which shall be injurious to any person or property, or which shall be liable to endanger or affect any insurance on the said building or to increase the premium thereof.

            (g) That it will not assign, underlet, or part with the possession of the whole or any part of the premises without first obtaining the written consent of the Landlord. Provided however, Tenant may (a) sublet all or part of the Premises to any corporation, the majority of whose shares are owned by Tenant, during the period of such majority ownership only or
                  (b) assign this Lease to any corporation which owns more than fifty percent (50%) of Tenant's issued and outstanding shares, or which succeeds to the entire business of Tenant through purchase, merger, consolidated or reorganization, or to any affiliate sharing common majority ownership with the Tenant, Subtenants or assignees will become liable directly to Landlord for all obligations of Tenant hereunder, without relieving Tenant's liability.

            (h) That the Landlord at all reasonable times may, with not less than 24 hour notice to tenant, enter to view the premises and to make repairs which the Landlord may see fit to make, or to show the premises to person who may wish to lease.

            (i) That at the expiration of the said term it will peaceably yield up to the Landlord the premises and all erections and additions made upon the same, in good repair in all respect, reasonable use and wear and damage by fire and other unavoidable casualties excepted, as the same now are or may be put in by the Landlord. Provided however, Tenant may (if not in default hereunder) prior to the expiration of this Lease, or any extension thereof, remove all personal property, fixtures and equipment which Tenant has placed in the Premises, provided that during such removal Tenant will make all reasonable repairs necessary to return the Premises to its original condition, reasonable wear and tear excepted.


            (j) That all property of any kind that may be on the premises during the continuance of this lease shall be at the sole risk of the Tenant, and that the Landlord shall not be liable to the Tenant or any other person for any injury, loss, or damage to property or to any person on the premises unless caused by the negligence or willful neglect of the Landlord.

            (k) That no assent, express or implied, by the Landlord to any breach of any of the Tenant's covenants, shall be deemed to be a waiver of any succeeding breach of the same covenant.

            (l) That Tenant agrees to accept possession of the demised premises in their present condition.

      3. The Landlord covenants that the Tenant shall peaceably hold and enjoy the premises.

      4. If the Tenant shall fail to pay rent reserved hereunder or any part thereof after Fifteen (15) days' written notice of same, or shall default in the performance of any other covenant or condition of this lease after thirty (30) days' written notice of same, the Landlord, by its agents and servants, may immediately, or at any time thereafter, re-enter the demised premises, either by summary proceedings or by any suitable action or proceeding at law, without being liable to indictment, prosecution or damage therefor, and the Tenant, shall remain liable to the Landlord For the deficiency, if any, between Tenant's rent hereunder and the price obtained by Landlord on re-letting, and also in case of any such re-entry the Tenant shall pay to the Landlord on demand, as additional damages, all legal and other expenses incurred in removing the Tenant, the commissions for re-letting the demised premises and collecting rent, the cost of redecorating, refinishing, and repairing the demised premises and such other expenses as the Landlord may incur in connection therewith. Upon any such re-entry, the Landlord, at its option, may re-let the demised premises or any part or parts thereof, for the remainder of the demised terms or any part or parts thereof, or for a period extending beyond the date for the expiration of this lease and receive the rents therefor; and the rents collected for the balance of the agreed term of the Tenant on any such re-letting may be applied to pay any of the aforesaid items of "additional damages" remaining unpaid and to the fulfillment and performance of the other covenants of the Tenant hereunder, and the net avails thereof shall be applied by the Landlord on account of any rent unpaid by the Tenant for the remainder of the demised term; but the Tenant, however, shall pay to the Landlord upon each such rent days the amount of any and all deficiencies then existing. In any case, Landlord will use best efforts to mitigate Tenant's damages. No termination of this Lease prior to the normal ending thereof, by lapse of time or otherwise, will affect Landlord's right to collect rent for the period prior to the termination thereof. Pursuit of any of the foregoing remedies will not preclude pursuit of any other remedies provided by law.

      5. In case the premised or any part thereof shall at any time during the said term be destroyed or damaged by fire or other unavoidable casualty so as to be unfit for occupancy and use, and so that the premises cannot be rebuilt or restored by the Landlord within ninety
            (90) days thereafter, then this lease shall terminate; but if the premises can be rebuilt or restored within ninety (90) days, the Landlord will at its own expense and with due diligence so rebuild or restore the premises, and a just and proportionate part of the rents hereby reserved shall be paid by the Tenant until the premises shall have been so rebuilt or restored.

      6. In the event the whole or a substantial part of the premises shall be taken by the city or state or other public authority for any public use, then this lease shall terminate from the time when possession of the whole or of the part so taken shall be required for such public use, and the rents, properly apportioned, shall be paid up to the time. Provided, however, such termination will be without prejudice to the rights of either Landlord or Tenant to recover compensation and damage caused by condemnation from the condemnor. If is further understood and agreed that neither Tenant nor Landlord will have any rights in any award made to the other by any condemnation authority.

      7. The agreements, conditions, covenants and terms herein contained shall in every case, apply to, be binding upon and inure to the benefit of the respective parties hereto, their heirs, executors, administrators, successors and assigns, with the same force and effect, as if specifically mentioned in each instance where a party hereto is named, provided, however, that no assignment or under-letting by Tenant in violation of the provisions of this lease, shall vest in any such assignee or under-tenant any right or title in or to the leasehold estate hereby created.

      8. Tenant hereby especially covenants and agrees that this lease shall be subject and subordinate to any mortgage or mortgages now on the demised premises. Provided, however, as a condition to such subordination. Landlord must secure from each mortgagee a nondisturbance agreement acceptable to Tenant providing that in the event of a foreclosure, the mortgagee will recognize the validity of this Lease and, provided that Tenant is not in default, will not disturb tenant's possession or its rights under this lease.

      9. Any notice to be given under the terms of this lease by either party to the other party shall be in writing, and may be effected by personal delivery or sent by registered or certified mail, return receipt requested, postage prepaid, to the respective parties at the following addresses:

                Landlord: S J Limited Partnership
                        7311 Galveston Rd, #710
                        Houston TX 77034

                Tenant:   Southwest Stainless, L.P., c/o Hughes Supply, Inc.,
                          Attn.: Legal Dept.
                          20 North Orange Ave., Suite 200
                          Orlando, Florida 32801

      This lease shall be construed and enforced in accordance with the laws of the State of Texas.

      10. As used in this lease, whenever the context so indicates, the gender of all words shall include the masculine, feminine and neuter and the number of all words include the singular and plural.

      11. This lease, including any exhibits hereto, constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings of the parties in connection therewith. No covenants, representations or conditions not expressed in this lease shall be binding upon the parties or shall affect or be effective to interpret, change or restrict the provisions of this Agreement.

      12. No modification, cancellation or surrender of this lease shall be effective unless in writing signed by the Landlord and Tenant by their duly authorized officers.

      13. If any provision of this lease is or may be held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions shall nevertheless survive and continue in full force and effect without being impaired or invalidated in any way.

      14. Landlord warrants as of the commencement date of this Lease that the Premises are structurally sound and that all electrical, lighting, utility, fire safety, HVAC, and all operating systems are in good working condition and are not in need of repair.

      15. Tenant will have the right, at its expense, to undertake a Phase I and or Phase II Environmental Site Assessment or equivalent (the "Environmental Report") with respect to the Premises. In the event that the results of such Environmental Report are unsatisfactory to Tenant, in its sole discretion, then tenant will have the right, at any time within forty-five (45) days after commencement of the term of this Lease to terminate this Lease immediately upon written notice to Landlord.

      16. Landlord agrees to maintain and keep in good repair the roof, exterior wails, structural supports (Including foundations), exterior doors of any and all buildings located on the Premises, and all water or sewer pipes located underground or in the slab, sidewalks, parking lots, driveways and other vehicular access and maneuvering areas. Landlord will also be responsible for any repairs or replacements which are structural in nature, which are extraordinary or capital in nature, which will increase the value of the Premises subsequent to the end of then term, and any other repairs not expressly delegated to Tenant in this Lease. Landlord will also promptly clean up and dispose of any Hazardous Materials found on, in or under any portion of the Premises, remediate the Premises to comply with any and all environmental laws applicable thereto, and pay for all clean up and disposal cost at no cost to Tenant, unless directly caused by Tenant, its employees, agents or contractors. Notwithstanding anything to the contrary set forth elsewhere in this Lease, in the event the installation of sprinkler and fire protection systems on Premises is required by applicable law, ordinances, regulations or governmental requirements for Tenant's current or future use of the Premises at any time during the term of this Lease or any renewals thereof, Landlord, at Landlord's sole expense and without materially interfering with Tenant's operations on the Premises, shall immediately install on the Premises, and subsequently maintain, repair, modify and replace as necessary to comply with applicable law, ordinances, regulations and governmental requirements, all such required sprinkler and fire protection systems.

      17. Landlord agrees to indemnify and save harmless Tenant and its parents, subsidiaries, affiliates, directors, officers, employees, agents, servants, attorneys and representatives from any and all claims, causes of action, damages, fines, judgments, penalties, costs (including environmental clean-ups costs and response costs), liabilities, expenses or losses (including without limitation, reasonable attorney's fees and expenses of litigation) arising during or after the Lease term (a) as a result of any violation by Landlord or prior owners or occupants of the Premises of any applicable federal, state or local environmental laws or regulation, as now or hereinafter in effect, regulating, relating to or imposing liability or imposing standards of conduct concerning any Hazardous Materials; or (b) as a result of presence, disturbance, discharge, release, removal or cleanup of Hazardous Materials or as a result of environmental contamination or other similar conditions which existed prior to commencement of the Lease term; or (c) as a result of any violation of the accessibility or path of travel requirements imposed by ADA; or (d) as a result of any Landlord's representations and warranties being untrue. These indemnities will survive the expiration, cancellation or termination of the Lease.

      18. Upon receipt from Landlord of real property tax bills for the Premises, Tenant will pay all real property taxes which may be assessed by any lawful authority against the Premises. Tenant shall have the right to appeal any real property tax assessment. Landlord shall cooperate reasonably with Tenant in connection with any such appeal. Any such appeal shall be at Tenant's sole expense. Landlord shall deliver all tax notices and bills for the premises to Tenant within 10 days of Landlord's receipt thereof.

      19. Should Landlord fail to perform any of its obligations hereunder, Landlord will have a period of thirty (30) days after its receipt of writing notice from Tenant of a failure of performance within which to commence a cure of that failure. Failure of Landlord to commence that cure within the 30-day period or to effect that cure within 30-day period will be an event of default under this Lease and Tenant may, at its option, elect to: (a) terminate this Lease upon thirty (30) days written notice to Landlord; (b) bring an action to require specific performance of Landlord's obligations; (c) provide Landlord with an additional period of time within which to effect that cure; (d) commence such cure itself, and Tenant may either, at its option, offset any expenses it incurs in effecting such cure against the rent and other charges due and payable by Tenant hereunder, or require that Landlord immediately reimburse Tenant for its expenses; provided, however, in the event of an emergency, Tenant may immediately effect a cure of Landlord's failure should Landlord fail to act immediately to do so, without the requirements of any by

            Tenant to Landlord; and/or, (e) pursue any other remedies provided herein or providing by law.

      20. Landlord warrants that Landlord owns the Premises in fee simple and has the right to enter into this Lease; that the Premises are free from liens and encumbrances except for utility easements and unviolated restrictive covenants which do not materially adversely affect Tenant's intended use of the Premises; that the Premises has legal, direct, pedestrian and vehicular access to and from and abuts one or more publicly dedicated roads; that the Premises are in compliance with all applicable laws, regulations and ordinances; that all computerized elements (defined to include all computer hardware and software and all equipment and systems containing or utilizing computer hardware and software) that are located within, operate within, benefit or serve all or any portion of either the Premises of any common areas appurtenant to or necessary to the normal use and operation of the Premises (the "Computerized Elements") are able to (a) accurately and properly recognize, manipulate and compare (in the normal functioning of such Computerized Elements) all dates, including without limitation the Year 2000 as a Leap Year and all dates thereafter, and (b) accurately and properly perform calculations and functions that rely on the ability to recognize, manipulate or compare such dates, and
            (c) operate in accordance with the specifications and manuals for such Computerized Elements (such Computerized Elements may include, by way of example and not limitation, elevators, security systems, access gates, utility systems, fire protection systems, telephone systems, lighting systems and HVAC systems); to the best of Landlord's knowledge, that past and current uses of the Premises comply with federal, state and local environmental laws and regulations; that Landlord has not received a citation from any regulatory agency for noncompliance with environmental laws; that, other than the following matters: NONE, Landlord has no knowledge of fuel storage tanks or of hazardous, toxic, dangerous, or carcinogenic materials, substances or contaminants, formaldehyde, polychlorinated biphenyls ("PCBs"), lead, lead dust, asbestos, asbestos containing materials (ACMs"), oil, gasoline, other petroleum products or byproducts, radon or other similar materials or substance (collectively "Hazardous Materials") on, in or under the Premises and has no knowledge of any contamination present on, in or under the Premises; and covenants that Tenant, provided it performs all of its obligations under this Lease, will peaceably and quietly enjoy the Premises during the Lease term without any disturbance from Landlord, anyone claiming by, through or under Landlord, or any other party, except as otherwise specifically provided in this Lease.

      21. If Tenant remains in possession of the Premises after expiration of the term hereof, with Landlord's acquiescence and without any express agreement of the parties, Tenant will be a tenant-at-will at the rental rate in effect at end of the Lease; and there will be no renewal of this Lease by operation of law. This Lease will not be recorded, but the parties agree to execute a Memorandum of this Lease for recording purposes which will set forth the commencement date, the term of the Lease and all extensions, a legal description of the location of the Premises and a description of Tenant's rights under this Lease including, without limitation, all rights of first refusal and options to purchase provided hereunder, if any. If Tenant records the Memorandum of Lease, Tenant agrees to pay all recording fees and taxes required by reason of the recording of the Memorandum of Lease.

      22. Landlord and Tenant shall each indemnify, defend and save the other harmless from and against any broker commissions, or fees or claim for commissions or fees arising under the indemnifying party which indemnification will expressly survive the termination of this Lease; provided, however, that upon execution of the Lease by both parties, Landlord shall pay to Mohr Partners, Inc. a commission equal to 4.5% of the sum of all base rent (excluding add-ons & CPI increases) payable under this Lease.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to Commercial Lease to be executed effective the date first above written.

           WITNESSES:                      LANDLORD:

                                           "SJ LIMITED PARTNERSHIP"

           /s/ Stefanie Soboleski          By: /s/ David Jans
           ------------------------------     ---------------------------------

           Printed: Stefanie Soboleski     Printed: David Jans
                   ----------------------          ----------------------------

                                           Title: President
                                                 ------------------------------
           /s/ Keneth D. Owen
           ------------------------------

           Printed: Keneth D. Owen
                   ----------------------

           WITNESSES:                      "TENANT"

                                           SOUTHWEST STAINLESS, L.P., a DE
                                           limited partnership


                                           By: Z & L ACQUISITION CORP., a DE
                                               corporation, its  General Partner


           /s/ Mark Scimeca                By: /s/ J. Stephen Zeph
           ------------------------------     ---------------------------------

           Printed: Mark Scimeca           Printed: J. Stephen Zeph
                   ----------------------          ----------------------------

                   /s/ Barbara K. Winslow  Title: Assistant Treasurer
                   ----------------------        ------------------------------

           Printed: Barbara K. Winslow
                   ----------------------

July 10, 2002

VIA FAX: 713-941-2735

SJ Limited Partnership
7311 Galveston Rd., #710
Houston, Texas 77034

Re: Br. 9026 - Commercial Lease for 7311 Galveston Road, #510, Houston, Texas by and between SJ Limited Partnership, as Landlord, and Southwest Stainless, L.P., as Tenant, dated June 1, 2002 (the "Lease").

Dear Landlord:

Per my conversation with Dave Jans this morning, this letter shall serve to confirm the agreement of Landlord and Tenant to amend the Lease to extend by three (3) weeks the forty-five (45) day Tenant environmental due diligence period provided for in Paragraph 15 of the Lease. Please sign below and fax a signed copy of this letter back to me at 407-649-3018 at your earliest convenience today. Thank you very much for your assistance and cooperation in this regard.

Sincerely,


Mark Scimeca
Associate General Counsel

The foregoing is accepted and agreed to by:

SOUTHWEST STAINLESS, L.P.                    SJ LIMITED PARTNERSHIP

By: Z&L Acquisition Corp.,
    Its sole General Partner                 By:________________________

    By:__________________________________    Printed:___________________
       Benjamin P. Butterfield, Secretary

November 11, 2002

VIA FACSIMILE TO (713) 941-2735
AND CERTIFIED MAIL
RETURN RECEIPT REQUESTED

SJ Limited Partnership
7311 Galveston Rd., #710
Houston, Texas 77034

      Re: Br. 9090: Commercial Lease dated June 1, 2002 by and between SJ Limited Partnership, as Landlord, and Southwest Stainless, L.P., as Tenant, for property located at 7311 Galveston Road, #510, Houston, Texas (the "Lease").


Dear Landlord:

This letter amendment to Lease shall serve to confirm the agreement of Landlord and Tenant to modify the Lease as follows:

1. The Lease is hereby amended by deleting the first paragraph in Item 1 in its entirety and replacing it with the following:

      1. The landlord leases to the Tenant the Leased Premises for the term of seven (7) years and eleven (11) months from the first day of June (1st) 2002 to April 30, 2010 at an annual rental of Ninety-Three Thousand Six Hundred and no/100 Dollars ($93,600.00), payable at the office of the Landlord in equal monthly installments of Seven Thousand Eight Hundred and no/100 ($7,800.00), in advance, on the first of each month, the first payment to be made on the 1st day of June, 2002; with an annual increase by amount equal to % increase in CPI-U, in no event more than 3%.

      Paragraph 1a.) shall remain unchanged.

2. Except as modified hereby, the Lease shall remain unchanged and in full force and effect.

Please indicate the acceptance and agreement of Landlord to this letter amendment to Lease by having Landlord sign below and faxing a signed copy of this letter to my attention at (407) 649-3018. Thank you for your assistance with this matter.

SJ Limited Partnership
November 11, 2002
Page Two


Sincerely,


Mark Scimeca
Assistant Secretary and
Associate General Counsel

MDS:js

cc:        Mike Stanwood (via fax)
           Dave Jans (via fax)
           George Urquiola (via inter-office mail)
           Jeff Bulejcik (via inter-office mail)


The foregoing is accepted and agreed to by:

SOUTHWEST STAINLESS, L.P.

By:    Z&L Acquisition Corp.,
       Its sole General Partner

By:______________________________

Printed:_________________________

Title:___________________________

Date:____________________________


SJ LIMITED PARTNERSHIP

By:______________________________

Printed:_________________________

Title:___________________________

Date:____________________________